UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36594 (Commission File Number)	20-0141677 (IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

 (407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item       5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth under Item 5.07 of this Current Report on Form 8-K, on May 22, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Xenia Hotels & Resorts, Inc. (the “Company”), the Company’s stockholders approved a proposal to amend the Company’s Charter (the “Charter”) to repeal the Company’s election to be subject to Section 3-804(c) of the Maryland General Corporation Law (the “MGCL”).  Section 3-804(c) of the MGCL (“Section 3-804(c)”) requires that any vacancy on the board of directors be filled only by the majority vote of the remaining directors and for the remainder of the full term in which the vacancy occurred and until a successor is elected and qualifies.

Following approval by the stockholders of the proposal, on May 22, 2018, the Company filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) Articles of Amendment to the Charter (the “Amendment”) to amend the Charter in accordance with the proposal.  The Amendment deleted the provision of the Charter by which the Company had elected to be subject to Section 3-804(c).

On May 22, 2018, in connection with the Amendment, the Company also filed with the SDAT Articles Supplementary to the Charter (the “Supplement”), which states that the Board has resolved to prohibit the Company from electing to be subject to Section 3-804(c) and that such prohibition may not be repealed unless a proposal to repeal such prohibition with respect to such section is approved by the affirmative vote of at least a majority of the votes cast on the matter by stockholders of the Company entitled to vote generally in the election of directors of the Company.

As a result of filing the Amendment and the Supplement, and the Company’s previously disclosed opt-out from the other provisions of Title 3, Subtitle 8 of the MGCL, which is commonly referred to as the Maryland Unsolicited Takeovers Act (“MUTA”), the Board of Directors of the Company (the “Board”) may not elect to cause the Company to be subject to any of the provisions of MUTA unless it obtains stockholder approval to do so in the future as described above.

In connection with filing the Amendment and the Supplement, the Board approved amended and restated bylaws of the Company (as so amended and restated, the “Bylaws”) to make technical changes to Article III, Section 11 of the Bylaws, which sets forth the procedure for filling vacancies on the Board, to conform such Section 11 to the MGCL and the Charter, as amended by the Amendment and supplemented by the Supplement.  The sole paragraph of such Section 11 was changed as follows (deleted text is shown here struck through, and new text is shown here underlined):

Section 11.  Vacancies. If for any reason any or all of the directors cease to be directors, such event shall not terminate the ~~existence of the~~ Corporation or affect these Bylaws or the powers of the remaining directors hereunder.  Except as may be provided by the Board of Directors in setting the terms of any class or series of ~~preferred~~ stock of the Corporation, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled ~~only~~ by a majority of the remaining directors, even if ~~the remaining directors do not constitute a quorum.  Any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a~~ such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors and any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

The full text of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The full text of the Supplement is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The Bylaws are filed as Exhibit 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 22, 2018. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.
1.    The Company’s stockholders elected each of the following directors to serve until the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualify by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Marcel Verbaas	71,532,052	3,665,293	17,327,984
Jeffrey H. Donahue	74,385,947	811,398	17,327,984
John H. Alschuler	58,813,925	16,383,420	17,327,984
Keith E. Bass	74,398,467	798,878	17,327,984
Thomas M. Gartland	74,387,496	809,849	17,327,984
Beverly K. Goulet	58,845,474	16,351,871	17,327,984
Mary E. McCormick	58,365,226	16,832,119	17,327,984
Dennis D. Oklak	74,392,545	804,800	17,327,984

2.    The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (the “Say-on-Pay Vote”) by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
71,999,557	2,805,945	391,843	17,327,984

3.    The Company’s stockholders approved the amendment to the Charter to opt out of Section 3-804(c) of the MGCL by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
74,256,524	505,955	434,866	17,327,984

4.    The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2018 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,741,442	513,147	270,740	17,327,984

Item    9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Charter of the Company
3.2	Articles Supplementary to the Charter of the Company (prohibiting election under Section 3-804(c) of the MGCL without stockholder approval)
3.3	Amended and Restated Bylaws of the Company, effective as of May 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: May 23, 2018	By:	/s/ Taylor C. Kessel
	Name:	Taylor C. Kessel
	Title:	Senior Vice President - General Counsel and Secretary